                                                                    EXHIBIT 10.8


         THIS WARRANT AND THE SECURITIES ISSUABLE UPON EXERCISE HEREOF HAVE BEEN

ACQUIRED  FOR  INVESTMENT  AND NOT WITH A VIEW TO OR FOR SALE IN CONNECTION WITH

THE DISTRIBUTION HEREOF.  THIS WARRANT AND THE SECURITIES ISSUABLE UPON EXERCISE

HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR

ANY  STATE  SECURITIES  LAWS,  AND MAY NOT BE PLEDGED,  SOLD,  OFFERED FOR SALE,

TRANSFERRED,  OR OTHERWISE  DISPOSED OF IN THE  ABSENCE OF REGISTRATION UNDER OR

EXEMPTION   FROM  SUCH   ACT   AND   ALL   APPLICABLE  STATE  SECURITIES   LAWS.



                          AVERY COMMUNICATIONS, INC.

                            STOCK PURCHASE WARRANT

                            ----------------------





         THIS IS TO CERTIFY THAT Thurston Bridge Fund,  L.P., a Delaware limited partnership  (the  "Holder"),  is  entitled  to  purchase  350,000  shares  (the

                    ------

"Shares") of common stock, $.01 par value per share ("Common  Stock"),  of Avery

 ------                                               -------------

Communications Inc., a Delaware corporation (the "Company"), at a price of $1.50

                                                  -------

per share  (the  "Exercise  Price"),  at any time or from time to time after the

                  ---------------

date hereof until 5:00 p.m., Dallas, Texas time, on December ___, 2003.



         To exercise this Warrant, in whole or in part, the Holder shall deliver to the Company,  at the Company's  executive offices (i) a written notice of the

Holder's election to exercise this Warrant, which notice will specify the number of Shares  to be  purchased  pursuant  to such  exercise,  (ii)  payment  of the

Exercise  Price,  in an amount  equal to the  aggregate  purchase  price for all shares to be purchased pursuant to such exercise,  and (iii) this Warrant.  Such notice will be substantially  in the form of the Subscription  Form appearing at the end of this  Warrant.  Upon receipt of such  notice,  the Company  will,  as promptly as  practicable  execute,  or cause to be executed,  and deliver to the

Holder a certificate or certificates  representing  the aggregate number of full shares of Common Stock issuable upon such exercise, as provided in this Warrant.

The stock certificate or certificates so delivered will be in such denominations as may be  specified  in such notice and will be  registered  in the name of the

Holder. This Warrant will be deemed to have been exercised,  such certificate or certificates  will be deemed to have been issued,  and the Holder will be deemed to have  become a holder of record of such  shares for all  purposes,  as of the date that such notice,  together with payment of the such Exercise Price and the

Warrant,  is received by the Company. If the Warrant has been exercised in part,

the Company will, at the time of delivery of such  certificate or  certificates,

deliver  to the  Holder a new  Warrant  evidencing  the  rights of the Holder to purchase  a number of Shares  with  respect  to which the  Warrant  has not been exercised, which new Warrant will, in all other respects, be identical with this

Warrant,  or, at the request of the Holder,  appropriate notation may be made on this Warrant and this Warrant returned to the Holder.



         Payment  of the  Exercise  Price  will be made,  at the  option  of the

Holder, by a certified or official bank check or federal funds wire transfer.

         The  number  of  Shares  and  the  Exercise  Price  shall  be  adjusted proportionately  to reflect any stock dividend with respect to or stock-split of the Common Stock



         Subject to the provisions of the  Securities Act of 1933,  this Warrant and all rights  hereunder  are  transferable  only as  provided  in the  Warrant

Agreement.  Until transfer  hereof on the books of the Company,  the Company may treat the registered holder as the owner hereof for all purposes.



         IN WITNESS WHEREOF,  the Company has caused this Warrant to be executed as of the ____ day of December , 1996.



                                             Avery Communications, Inc.



ATTEST:



________________________________             By:_____________________________

Scot M. McCormick, Assistant Secretary       Patrick J. Haynes, III, Chairman

                                             of the Board

                             FORM OF SUBSCRIPTION


                 (To be signed only upon exercise of Warrant)



TO AVERY COMMUNICATIONS INC.:



         Pursuant to that Certain Stock Purchase Warrant,  the undersigned,  the holder of the within Warrant, hereby irrevocably elects to exercise the purchase right  represented  by such Warrant for,  and to purchase  thereunder,  ________

Shares,  herewith  makes  payment of $________  therefor,  and requests that the certificate  or  certificates  for  such  shares  be  issued  in the name of and delivered to the undersigned.



Dated:  _____________




_____________________________________________

(Signature must conform in all respects to the name of holder as specified on the face of the Warrant)




_________________________________

_________________________________

(Address)